                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 1, 2006
                Date of report (Date of earliest event reported)

                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

            MARYLAND                 811-08346                 13-3753687
  (State or Other Jurisdiction      (Commission               (IRS Employer
        of Incorporation)           File Number)          Identification Number)

  1221 AVENUE OF THE AMERICAS, 22ND FLOOR, NEW YORK, NY                 10020
        (Address of Principal Executive Offices)                      (Zip Code)

                                 (800) 221-6726
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 1, 2006, Morgan Stanley Eastern Europe Fund, Inc. announced that it will concentrate its investments in the electric utilities industry of Eastern
European countries. Reference is made to the press release, dated November 1,
2006, annexed hereto as Exhibit 99.1 for further information regarding the
Fund's investments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.      Description

99.1             Press Release Announcing That the Fund Will Concentrate in the
                 Electric Utilities Industry

The information furnished under "Item 7.01. Regulation FD Disclosure" of this
Form 8-K, including the exhibits related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities
Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2006

                                       By: /s/ Lou Anne McInnis
                                           -------------------------------------
                                           Name:   Lou Anne McInnis
                                           Title:  Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release Announcing That the Fund Will Concentrate in the
                 Electric Utilities Industry

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